UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): October 2, 2008
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     In connection with the closing of the Repros Therapeutics Inc.’s (the “Company’s”) previously announced direct registered offering, on October 2, 2008, the Company and Efficacy Capital, LTD (“Efficacy”) entered into that certain Second Amendment (the “Second Amendment”) to that certain Standstill Agreement (the “Standstill Agreement”) dated as of January 9, 2008, as amended by that certain First Amendment to Standstill Agreement (the “First Amendment”) dated as of July 28, 2008. The Second Amendment amended the Standstill Agreement to (i) increase the percentage ownership that Efficacy may beneficially own without violating the Standstill Agreement from 33% to 40% and (ii) increase the number of individuals Efficacy may designate to be a member of the Company’s board of directors from one to two. Except as amended by the Second Amendment, the Standstill Agreement, as amended, remains in full force and effect.
     The Second Amendment is filed as Exhibit 10.3 to this report. The Standstill Agreement, the First Amendment and the Second Amendment are incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the Standstill Agreement, the First Amendment and the Second Amendment.
     In addition, in connection with the closing of such offering, the Company and one of the investors agreed to amend and restate their Common Stock Purchase Agreement dated September 29, 2008 (the “Amended Purchase Agreement”) in order to add a provision to prevent such investor from acquiring more than 9.99% of the Company’s outstanding shares in the event of an exercise of any of such investor’s rights under the Amended Purchase Agreement. The Amended Purchase Agreement is filed as Exhibit 10.4 to this report.
Item 8.01 Other Events
     On October 2, 2008, the Company consummated its previously announced direct registered offering resulting in receipt by the Company of approximately $15.5 million net proceeds after deduction of estimated offering expenses.
     The Company’s press release, dated October 2, 2008, announcing the closing of the offering, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Standstill Agreement, dated as of January 9, 2008, between the Company and Efficacy (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on January 9, 2008).

Exhibit
Number	Description
10.2	First Amendment to Standstill Agreement, dated as of July 28, 2008, between the Company and Efficacy (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Commission on July 28, 2008).

10.3*	Second Amendment to Standstill Agreement, dated as of October 2, 2008, between the Company and Efficacy.

10.4*	Amended and Restated Common Stock Purchase Agreement, dated as of September 29, 2008, between the Company and Cyan Opportunities Fund, Ltd.

99.1*	Press Release dated October 2, 2008.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: October 3, 2008	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Standstill Agreement, dated as of January 9, 2008, between the Company and Efficacy (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on January 9, 2008).

10.2	First Amendment to Standstill Agreement, dated as of July 28, 2008, between the Company and Efficacy (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Commission on July 28, 2008).

10.3*	Second Amendment to Standstill Agreement, dated as of October 2, 2008, between the Company and Efficacy.

10.4*	Amended and Restated Common Stock Purchase Agreement, dated as of September 29, 2008, between the Company and Cyan Opportunities Fund, Ltd.

99.1*	Press Release dated October 2, 2008.

*	Filed herewith.